EXHIBIT 23(b)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 1996 appearing on page 52 of Battle Mountain Gold Company's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in this Registration Statement.


                                          /s/ ERNST & YOUNG
                                          Chartered Accountants
                                          Toronto, Canada
                                          May 21, 1998